SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 9, 2008

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3146	Delaware	72-0323455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                Other Events

On June 9, 2008, Southwestern Electric Power Company (the “Company”) issued debt securities pursuant to an Underwriting Agreement with BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC and J. P. Morgan Securities Inc. (collectively, the “Underwriters”), as representatives of the underwriters named therein, relating to the offering and sale by the Company of $400,000,000 of its 6.45% Senior Notes Series G, due 2019 (the “Notes”).

Item 9.01.                                Financial Statements and Exhibits

(c)           Exhibits

1(a)
Underwriting Agreement, dated June 4, 2008, between the Company and the Underwriters, as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Seventh Supplemental Indenture, dated as of June 9, 2008, between the Company and The Bank of New York, as Trustee, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ELECTRIC POWER COMPANY

By: /s/ Jeffrey D. Cross
Name: Jeffrey D. Cross
Title: Assistant Secretary

June 10, 2008

EXHIBIT INDEX

Exhibit Number	Description

1(a)
Underwriting Agreement, dated June 4, 2008, between the Company and the Underwriters, as representatives of the several underwriters named in Exhibit 1 thereto, in connection with the sale of the Notes.

4(a)	Seventh Supplemental Indenture, dated as of June 9, 2008, between the Company and The Bank of New York, as Trustee, establishing the terms of the Notes.

4(b)	Form of the Notes (included in Exhibit 4(a) hereto).

5(a)	Opinion of Thomas G. Berkemeyer regarding the legality of the Notes.